BALANCED FUND

Name of Issuer:                           METLIFE INC.
                                          ------------
Type of Security:                         Common Stock
Trade Date:                               4/4/00
Maturity Date:                            Not applicable
Interest Rate:                            Not applicable
Total Shares/Par Purchased:               16,730
Total Purchase:                            $238,403
Aggregate shares/par of offering:         202,000,000
Aggregate value of offering:              $2,878,500,000
Securities acquired from:                 Credit Suisse First Boston
Underwriting Syndicate's Members:         Credit Suisse First Boston
                                          Goldman Sachs
                                          Banc of America Securities LLC
                                          Donaldson, Lufkin and Jenrette
                                          Lehman Brothers
                                          Merrill Lynch
                                          Morgan Stanley Dean Witter
                                          Salomon Smith Barney

Name of Issuer:                           GMAC
                                          ----
Type of Security:                         Asset Backed
Trade Date:                               1/11/00
Maturity Date:                            1/19/10
Interest Rate:                            7.75%
Total Shares/Par Purchased:               900,000
Total Purchase:                           $898,884
Aggregate shares/par of offering:         2,500,000,000
Aggregate value of offering:              $2,496,900,000
Securities acquired from:                 Banc of America
Underwriting Syndicate's Members:         Banc of America
                                                Warburg Dillon Reed
                                                    Chase Manhattan
                                                      Merrill Lynch
                                               Salomon Smith Barney

                  EQUITY INCOME FUND

Name of Issuer:                            METLIFE INC.
                                            ------------
Type of Security:                          Common Stock
Trade Date:                                4/4/00
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                37,650
Total Purchase:                            $536,513
Aggregate shares/par of offering:          202,000,000
Aggregate value of offering:               $2,878,500,000
Securities acquired from:                  Credit Suisse First Boston
Underwriting Syndicate's Members:          Credit Suisse First Boston
                                           Goldman Sachs
                                           Banc of America Securities LLC
                                           Donaldson, Lufkin and Jenrette
                                           Lehman Brothers
                                           Merrill Lynch
                                           Morgan Stanley Dean Witter
                                           Salomon Smith Barney

         EQUTIY FUND FOR INSURANCE COMPANIES

Name of Issuer:                            METLIFE INC.
                                           ------------
Type of Security:                          Common Stock
Trade Date:                                4/4/00
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                16,050
Total Purchase:                            $228,713
Aggregate shares/par of offering:          202,000,000
Aggregate value of offering:               $2,878,500,000
Securities acquired from:                  Credit Suisse First Boston
Underwriting Syndicate's Members:          Credit Suisse First Boston
                                           Goldman Sachs
                                           Banc of America Securities LLC
                                           Donaldson, Lufkin and Jenrette
                                           Lehman Brothers
                                           Merrill Lynch
                                           Morgan Stanley Dean Witter
                                           Salomon Smith Barney

                    SMALL CAP FUND

Name of Issuer:                            CAPSTONE TURBINE
                                           ----------------
Type of Security:                          Common Stock
Trade Date:                                6/28/00
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                700
Total Purchase:                            $11,200
Aggregate shares/par of offering:          9,090,909
Aggregate value of offering:               $145,454,544
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Goldman Sachs
                                                      Merrill Lynch
                                           Morgan Stanley Dean Witter

Name of Issuer:                            ORGANIC, INC.
                                           -------------
Type of Security:                          Common Stock
Trade Date:                                2/09/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                300
Total Purchase:                            $6,000
Aggregate shares/par of offering:          5,500,000
Aggregate value of offering:               $110,000,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Goldman Sachs
                                           Donaldson, Lufkin & Jenrette
                                           Thomas Weisel Partners LLC
                                               Merrill Lynch and Co.

Name of Issuer:                            WEBMETHODS, INC.
                                           ----------------
Type of Security:                          Common Stock
Trade Date:                                2/10/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                500
Total Purchase:                            $17,500
Aggregate shares/par of offering:          4,100,000
Aggregate value of offering:               $143,500,000
Securities acquired from:                  Morgan Stanley Dean Witter
Underwriting Syndicate's Members:          Morgan Stanley Dean Witter
                                               Dain Rauscher Wessels
                                            Friedman Billings Ramsey
                                               Merrill Lynch and Co.

Name of Issuer:                            PALM INC.
                                           ---------
Type of Security:                          Common Stock
Trade Date:                                3/01/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                1,100
Total Purchase:                            $41,800
Aggregate shares/par of offering:          23,000,000
Aggregate value of offering:               $874,000,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Morgan Stanley & Co.
                                           Goldman Sachs
                                           Merrill Lynch and Co.
                                           FleetBoston Robertson Stephens Inc.

                     MID CAP FUND

Name of Issuer:                            ORGANIC, INC.
                                           -------------
Type of Security:                          Common Stock
Trade Date:                                2/09/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                100
Total Purchase:                            $2,000
Aggregate shares/par of offering:          5,500,000
Aggregate value of offering:               $110,000,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Goldman Sachs
                                           Donaldson, Lufkin & Jenrette
                                           Thomas Weisel Partners LLC
                                                        Merrill Lynch and Co.

Name of Issuer:                            WEBMETHODS, INC.
                                           ----------------
Type of Security:                          Common Stock
Trade Date:                                2/10/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                100
Total Purchase:                            $3,500
Aggregate shares/par of offering:          4,100,000
Aggregate value of offering:               $143,500,000
Securities acquired from:                  Morgan Stanley Dean Witter
Underwriting Syndicate's Members:          Morgan Stanley Dean Witter
                                               Dain Rauscher Wessels
                                            Friedman Billings Ramsey
                                               Merrill Lynch and Co.

Name of Issuer:                            PALM INC.
                                           ---------
Type of Security:                          Common Stock
Trade Date:                                3/01/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                100
Total Purchase:                            $3,800
Aggregate shares/par of offering:          23,000,000
Aggregate value of offering:               $874,000,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Morgan Stanley & Co.
                                           Goldman Sachs
                                           Merrill Lynch and Co.
                                           FleetBoston Robertson Stephens Inc.

                TOTAL RETURN BOND FUND

Name of Issuer:                            MGM GRAND INC.
                                           --------------
Type of Security:                          Corporate Bond
Trade Date:                                5/22/00
Maturity Date:                             6/1/07
Interest Rate:                             9.75%
Total Shares/Par Purchased:                2,750,000
Total Purchase:                            $2,715,982.50
Aggregate shares/par of offering:          710,000,000
Aggregate value of offering:               $701,217,300
Securities acquired from:                  Banc of America Securities
Underwriting Syndicate's Members:          Bank of America Securities
                                           Deutsche Banc Alex. Brown
                                           CIBC World Markets
                                           Morgan Stanley Dean Witter
                                           Merrill Lynch and Co.
                                           Banc One Capt. Markets
                                           Commerzbank Capt. Markets Corp.
                                           Bear, Stearns & Co., Inc.
                                           Scotia Capt.
                                           Wasserstein Perella Securities, Inc.

Name of Issuer:                            FORD MOTOR CREDIT
                                           -----------------
Type of Security:                          Corporate Bond
Trade Date:                                6/7/00
Maturity Date:                             6/15/10
Interest Rate:                             7.875%
Total Shares/Par Purchased:                2,000,000
Total Purchase:                            $1,993,720
Aggregate shares/par of offering:          2,500,000,000
Aggregate value of offering:               $2,481,525,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Bank of America Securities
                                           Goldman Sachs
                                           Chase Securities
                                           Morgan Stanley Dean Witter
                                           Merrill Lynch and Co.
                                           Lehman Brothers
                                           Credit Suisse First Boston
                                           Bear, Stearns & Co., Inc.
                                           ABN Amro
                                           USB Warburg Dillon Reed

Name of Issuer:                            AMERCO
                                           ------
Type of Security:                          Corporate Bond
Trade Date:                                1/27/00
Maturity Date:                             2/04/05
Interest Rate:                             8.80%
Total Shares/Par Purchased:                1,000,000
Total Purchase:                            $990,750
Aggregate shares/par of offering:          200,000,000
Aggregate value of offering:               $198,150,000
Securities acquired from:                  Chase Securities
Underwriting Syndicate's Members:          Chase Securities
                                           Merrill Lynch and Co.

Name of Issuer:                            TOSCO CORP.
                                           -----------
Type of Security:                          Corporate Bond
Trade Date:                                2/08/00
Maturity Date:                             2/15/30
Interest Rate:                             8.125%
Total Shares/Par Purchased:                1,150,000
Total Purchase:                            $1,137,890.50
Aggregate shares/par of offering:          400,000,000
Aggregate value of offering:               $395,788,000
Securities acquired from:                  Morgan Stanley Dean Witter
Underwriting Syndicate's Members:          Morgan Stanley Dean Witter
                                           Merrill Lynch and Co.
                                           Credit Suisse First Boston
                                           CIBC World Markets
                                           Donaldson, Lufkin and Jenrette
                                           Lehman Brothers
                                           Salomon Smith Barney

                  LOW DURATION FUND

Name of Issuer:                            MGM GRAND INC.
                                           --------------
Type of Security:                          Corporate Bond
Trade Date:                                5/22/00
Maturity Date:                             6/1/07
Interest Rate:                             9.75%
Total Shares/Par Purchased:                425,000
Total Purchase:                            $419,742.75
Aggregate shares/par of offering:          710,000,000
Aggregate value of offering:               $701,217,300
Securities acquired from:                  Banc of America Securities
Underwriting Syndicate's Members:          Bank of America Securities
                                           Deutsche Banc Alex. Brown
                                           CIBC World Markets
                                           Morgan Stanley Dean Witter
                                           Merrill Lynch and Co.
                                           Banc One Capt. Markets
                                           Commerzbank Capt. Markets Corp.
                                           Bear, Stearns & Co., Inc.
                                           Scotia Capt.
                                           Wasserstein Perella Securities, Inc.

Name of Issuer:                            FORD MOTOR CREDIT
                                           -----------------
Type of Security:                          Corporate Bond
Trade Date:                                6/7/00
Maturity Date:                             6/15/10
Interest Rate:                             7.875%
Total Shares/Par Purchased:                2,350,000
Total Purchase:                            $2,342,621
Aggregate shares/par of offering:          2,500,000,000
Aggregate value of offering:               $2,481,525,000
Securities acquired from:                  Goldman Sachs
Underwriting Syndicate's Members:          Bank of America Securities
                                           Goldman Sachs
                                           Chase Securities
                                           Morgan Stanley Dean Witter
                                           Merrill Lynch and Co.
                                           Lehman Brothers
                                           Credit Suisse First Boston
                                           Bear, Stearns & Co., Inc.
                                           ABN Amro
                                           USB Warburg Dillon Reed

Name of Issuer:                            SAXON MTG LOAN 2000-2 A-IO
                                           --------------------------
Type of Security:                          Mortgage Backed
Trade Date:                                6/1/00
Maturity Date:                             7/25/30
Interest Rate:                             6.00%
Total Shares/Par Purchased:                27,000,000
Total Purchase:                            $2,497,824
Aggregate shares/par of offering:          120,000,000
Aggregate value of offering:               $11,101,440
Securities acquired from:                  Bank of America Securities
Underwriting Syndicate's Members:          Bank of America Securities
                                           Greenwich Capt. Markets, Inc.
                                           Prudential Securities
                                           Banc One Capt. Markets, Inc.
                                           Merrill Lynch and Co.

Name of Issuer:                            AMERCO
                                           ------
Type of Security:                          Corporate Bond
Trade Date:                                1/27/00
Maturity Date:                             2/04/05
Interest Rate:                             8.80%
Total Shares/Par Purchased:                2,400,000
Total Purchase:                            $2,377,800
Aggregate shares/par of offering:          200,000,000
Aggregate value of offering:               $198,150,000
Securities acquired from:                  Chase Securities
Underwriting Syndicate's Members:          Chase Securities
                                           Merrill Lynch and Co.

Name of Issuer:                            CNFHE 2000-B AF5
                                           ----------------
Type of Security:                          Mortgage Backed
Trade Date:                                3/01/00
Maturity Date:                             2/15/31
Interest Rate:                             8.15%
Total Shares/Par Purchased:                2,000,000
Total Purchase:                            $1,999,632
Aggregate shares/par of offering:          985,000,000
Aggregate value of offering:               $949,862,565
Securities acquired from:                  Banc of America
Underwriting Syndicate's Members:          Chase Securities
                                           Banc of America
                                           Merrill Lynch and Co.
                                           Prudential Securities
                                           First Union Capt. Markets
                                           Credit Suisse First Boston
                                           Lehman Brothers

Name of Issuer:                            MEDALLION 2000-1G A1
                                           --------------------
Type of Security:                          Mortgage Backed
Trade Date:                                3/21/00
Maturity Date:                             7/12/31
Interest Rate:                             3 mo. LIBOR + 23 (FRN)
Total Shares/Par Purchased:                9,300,000
Total Purchase:                            $9,300,000
Aggregate shares/par of offering:          955,000,000
Aggregate value of offering:               $955,000,000
Securities acquired from:                  JP Morgan
Underwriting Syndicate's Members:          JP Morgan
                                           Deutsche Banc Alex. Brown
                                               Merrill Lynch and Co.
                                           Credit Suisse First Boston
                                                     Lehman Brothers

                         STIF

Name of Issuer:                            MEDALLION 2000-1G A1
                                           --------------------
Type of Security:                          Mortgage Backed
Trade Date:                                3/21/00
Maturity Date:                             7/12/31
Interest Rate:                             3 mo. LIBOR + 23 (FRN)
Total Shares/Par Purchased:                1,350,000
Total Purchase:                            $1,350,000
Aggregate shares/par of offering:          955,000,000
Aggregate value of offering:               $955,000,000
Securities acquired from:                  JP Morgan
Underwriting Syndicate's Members:          JP Morgan
                                           Deutsche Banc Alex. Brown
                                               Merrill Lynch and Co.
                                           Credit Suisse First Boston
                                                     Lehman Brothers

                  INTERNATIONAL FUND

Name of Issuer:                            INFINEON TECHNOLOGIES (GERMANY)
                                           -------------------------------
Type of Security:                          Common Stock
Trade Date:                                3/13/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                28,100
Total Purchase:                            983,500 Euro
Aggregate shares/par of offering:          154,200,000
Aggregate value of offering:               6,071,625,000 Euro
Securities acquired from:                  Deutsche Bank AG
Underwriting Syndicate's Members:          Deutsche Bank AG
                                                       Goldman Sachs

                                           Bayerische Landesbank
                                           Girozentrale Commerzbank
                                           AG Credite Suisse First
                                           Boston DG Bank Lehman
                                           Brothers Merrill Lynch
                                           Salomon Smith Barney ABN
                                           Amro Rothschild
                                           Bankgesellshaft Berlin AG
                                           Hypovereinsbank
                                           Mediobanca Roberston
                                           Stephens SG Investment
                                           Banking Warburg Dillon
                                           Reed

Name of Issuer:                            SUN LIFE FINANCIAL (CANADA)
                                           ---------------------------
Type of Security:                          Common Stock
Trade Date:                                3/23/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                1,270,880
Total Purchase:                            15,886,000 CAD
Aggregate shares/par of offering:          143,602,914
Aggregate value of offering:               1,795,036,425 CAD
Securities acquired from:                  RBC Dominion
Underwriting Syndicate's Members:          RBC Dominion
                                           CIBC World Markets Inc.
                                           Morgan Stanley Canada Ltd.
                                           BMO Nesbitt Burns Inc.
                                           HSBC Securities (Canada) Inc.
                                           Scotia Capt. Inc.
                                           National Bank Financial Inc.
                                           Merrill Lynch Canada Inc.
                                           Newcrest Capt. Inc.
                                           TD Securities Inc.
                                           Griffiths McBurney & Partners
                                           Bunting Warburg Dillon Reed Inc.

                  GLOBAL EQUITY FUND

Name of Issuer:                            INFINEON TECHNOLOGIES (GERMANY)
                                           -------------------------------
Type of Security:                          Common Stock
Trade Date:                                3/13/2000
Maturity Date:                             Not applicable
Interest Rate:                             Not applicable
Total Shares/Par Purchased:                100
Total Purchase:                            3,500 Euro
Aggregate shares/par of offering:          154,200,000
Aggregate value of offering:               6,071,625,000 Euro
Securities acquired from:                  Deutsche Bank AG
Underwriting Syndicate's Members:          Deutsche Bank AG
                                                       Goldman Sachs

                                           Bayerische Landesbank
                                           Girozentrale Commerzbank
                                           AG Credite Suisse First
                                           Boston DG Bank Lehman
                                           Brothers Merrill Lynch
                                           Salomon Smith Barney ABN
                                           Amro Rothschild
                                           Bankgesellshaft Berlin AG
                                           Hypovereinsbank
                                           Mediobanca Roberston
                                           Stephens SG Investment
                                           Banking Warburg Dillon
                                           Reed